EXHIBIT A

VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”), dated as of May 4, 2015, is made by and between CIENA CORPORATION, a Delaware corporation (“Parent”), and the undersigned holder (the “Stockholder”) of shares of common stock, par value $0.0001 per share (the “Common Stock”), of CYAN, INC., a Delaware corporation (the “Company”).
WHEREAS, Parent, NEPTUNE ACQUISITION SUBSIDIARY, INC., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger, dated as of even date herewith (as such agreement may be subsequently amended or modified, the “Merger Agreement”), providing for the merger of Merger Sub with and into the Company (the “Merger”) and, immediately following the consummation of the Merger, and as part of a single integrated transaction, the surviving corporation will merge with and into Parent (the “Second Step Merger”), and thereafter the separate existence of the surviving corporation will cease;
WHEREAS, the Stockholder owns of record and has sole or shared voting power with respect to the number of shares of the Company’s Common Stock indicated opposite the Stockholder’s name on Schedule 1 attached hereto (together with any New Shares (defined in Section 5 below), and any other shares or New Shares such Stockholder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), the “Shares”);
WHEREAS, the Stockholder owns of record the warrants, options, restricted stock units and convertible notes representing the right to acquire beneficial ownership of the number of shares of the Company’s Common Stock indicated opposite the Stockholder’s name on Schedule 1 attached hereto; and
WHEREAS, as an inducement and a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, the Stockholder has agreed to enter into and perform this Agreement;
NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Stockholder and Parent agree as follows:
1.Definitions. All capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Merger Agreement.
2.Agreement to Vote Shares.
(a)The Stockholder agrees that, prior to the Expiration Time (as defined in Section 4 below), at any meeting of the stockholders of the Company or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company, with respect to the Merger, the Merger Agreement, any Takeover Proposal or the proposal to approve the issuance of the Company’s Common Stock as set forth in proposals 2 and 3 in the Company’s proxy statement dated April 1, 2015 (the “NYSE Approval Proposal”), the Stockholder shall:
(i)appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and
(ii)from and after the date hereof until the Expiration Time, vote (or cause to be voted) or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares that such Stockholder shall be entitled to so vote: (A) in favor of adoption and approval of the Merger Agreement and all other transactions contemplated by the Merger Agreement as to which stockholders of the Company are called upon to vote or consent in favor of any matter necessary for consummation of the Merger and the other transactions contemplated by the Merger Agreement, including the NYSE Approval Proposal; (B) against any action or agreement that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company or any of its Subsidiaries or Affiliates under the Merger Agreement or that would reasonably be expected to result in any of the conditions to the Company’s or any of its Subsidiaries’ or Affiliates’ obligations under the Merger Agreement not being fulfilled; and (C) against any Takeover Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Merger and all other transactions contemplated by the Merger Agreement (collectively, the “Transaction Approval Matters”). The Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.
(b)Notwithstanding the foregoing and subject to Section 4, if the Board of Directors of the Company has effected (and not withdrawn) an Adverse Recommendation Change with respect to an Intervening Event in accordance with the Merger Agreement, then the obligation of the Stockholder to vote the Shares as to which the Stockholder controls the right to vote in the manner set forth above in this Section 2 shall be modified such that the Stockholder, together with the other stockholders of the Company entering into substantially similar voting agreements with Parent on or about the date hereof (the “Other Voting Agreements”), shall only be required to collectively vote an aggregate number of Shares (for this purpose meaning Shares as defined herein together with Shares as defined in the Other Voting Agreements (collectively, the “Covered Shares”)) equal to thirty-five percent (35%) of the total voting power of the outstanding capital stock of the Company as of the record date for the meeting at which such vote is taken with respect to the Transaction Approval Matters in the manner set forth above in this Section 2, and the number of Shares subject to this Agreement and all Other Voting Agreements in excess of that percentage shall be voted on a pro rata basis on the Transaction Approval Matters in a manner equivalent to the proportion of votes “For” and “Against” or abstain on the applicable Transaction Approval Matters by the shares of Company Common Stock other than the Covered Shares that are voted on the Transaction Approval Matters.
(c)For the avoidance of doubt, nothing in this Agreement shall require any Stockholder to vote or otherwise consent to any amendment to the Merger Agreement or the taking of any action that could result in the amendment modification or a waiver of a provision therein, in any such case, in a manner that (i) decreases the amount or changes the form of the Merger Consideration, (ii) imposes any material restrictions or additional conditions on the consummation of the Merger or the payment of the Merger Consideration to stockholders or (iii) extends the Outside Date. Except as expressly set forth in this Section 2, Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matters presented to the stockholders of the Company.
3.Waiver of Appraisal and Dissenters' Rights. Stockholder hereby waives, and agrees not to assert or seek to perfect, any rights of appraisal or rights to dissent from the Merger that Stockholder may have by virtue of ownership of the Shares.
4.Expiration Time; Termination. As used in this Agreement, the term “Expiration Time” shall mean the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be terminated pursuant to Article VII thereof or (c) upon mutual written agreement of the parties to terminate this Agreement. Upon the Expiration Time, or at such other time agreed to by the parties hereto or provided herein, this Agreement shall terminate and no party shall have any further obligations or liabilities under this Agreement; provided, however, that such termination or expiration shall not relieve any party from liabilities or damages arising out of the willful and material breach by such party of any of its representations, warranties, covenants or other agreements contained in this Agreement prior to such termination.
5.New Shares. The Stockholder agrees that any shares of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) after the execution of this Agreement and prior to the Expiration Time (“New Shares”), including shares of capital stock of the Company that are acquired by the Stockholder from the exercise, conversion or vesting of warrants, options, restricted stock units and convertible notes shown on Schedule 1, shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof, and the representation and warranties in Section 7 below shall be true and correct as of the date that beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of such New Shares is acquired.
6.Agreement to Retain Shares.
(a)    From and after the date hereof until the Expiration Time, the Stockholder shall not, directly or indirectly: (i) sell, assign, transfer, tender or otherwise dispose of (including, without limitation, by the creation of a Lien (as defined in Section 7(c) below)) any Shares; (ii) deposit any Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to such Shares or grant any proxy or power of attorney with respect thereto (except as otherwise provided herein); (iii) enter into any contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment or other disposition of (including, without limitation, by the creation of a Lien (as defined in Section 7(c) below)) any Shares; or (iv) take any action that would have the effect of preventing or disabling the Stockholder from performing the Stockholder’s obligations under this Agreement.
(b)    Notwithstanding the foregoing, Section 6(a) shall not prohibit a transfer of Shares or New Shares by Stockholder (i) to any family member or trust for the benefit of any family member, (ii) to any stockholder, member or partner of any Stockholder which is an entity, (iii) to any Affiliate of Stockholder, (iv) to any person or entity if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar Applicable Law or (v) transfers as Parent may agree in writing in its sole and absolute discretion, so long as, in the case of each of the foregoing clauses, the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent and joinder memorializing such agreement. During the term of this Agreement, the Company will not register or otherwise recognize the transfer (book-entry or otherwise) of any Shares, except as permitted by, and in accordance with, this Agreement.
7.Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:
(a)    the Stockholder has the full power and authority to execute and deliver this Agreement and to perform the Stockholder’s obligations hereunder;
(b)    this Agreement has been duly executed and delivered by or on behalf of the Stockholder and (assuming this Agreement constitutes a valid and binding agreement of Parent) constitutes a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally;
(c)    as of the Determination Date (as such term is defined in the Merger Agreement), the Stockholder owns of record the number of Shares indicated opposite such Stockholder’s name on Schedule 1, free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever that would hurt or impair the Stockholders’ ability to perform its obligations hereunder (“Liens”), and, subject to laws pertaining to community property as contemplated by the following sentence, has sole or otherwise unrestricted, voting power with respect to such Shares, and none of the Shares are subject to any voting trust or other agreement, arrangement, or restriction with respect to the voting of the Shares, except as contemplated by this Agreement. If the Stockholder is a natural person, is married and the Shares constitute community property under applicable Law, Stockholder’s spouse has consented to the execution of this Agreement and has agreed to be bound by the terms and conditions hereof by executing a Spousal Consent in the form attached hereto as Exhibit A and incorporated herein by reference;
(d)    the execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations hereunder and the compliance by the Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any Shares pursuant to, any agreement, instrument, note, bond, mortgage, contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which the Stockholder is a party or by which the Stockholder is bound, or any law, statute, rule or regulation to which the Stockholder is subject or, in the event that the Stockholder is a corporation, partnership, trust or other entity, any bylaw or other organizational document of the Stockholder, except as would not prevent or delay the performance by the Stockholder of his, her or its obligations under this Agreement in any material respect; and
(e)    the execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by the Stockholder, except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Stockholder of his, her or its obligations under this Agreement in any material respect.
8.Irrevocable Proxy. By execution and delivery of this Agreement, the Stockholder does hereby appoint Parent and up to three designees of Parent, and each of them individually, with full power of substitution and re-substitution, as the Stockholder’s true and lawful attorneys-in-fact and irrevocable proxies, to the fullest extent of the Stockholder’s rights with respect to the Shares, in the event the Stockholder does not vote in the manner described in Section 2 of this Agreement, to vote each of the Shares solely in the manner provided for, and with respect to the matters described in, Section 2 of this Agreement (including, if the Board of Directors of the Company has effected (and not withdrawn) an Adverse Recommendation Change with respect to an Intervening Event in accordance with the Merger Agreement, subject to subsection (b) thereof). The Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Time, at which time this irrevocable proxy shall automatically terminate. The Stockholder hereby agrees to take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of the Stockholder’s proxy and hereby revokes any proxies previously granted by the Stockholder with respect to the Shares, and represents to Parent that no such previously-granted proxies are irrevocable.
9.No Solicitation. From and after the date hereof until the Expiration Time, Stockholder shall not, nor shall it permit any of its Subsidiaries or Affiliates to, nor shall it authorize any officer, director or representative of, Stockholder or any of its Subsidiaries or Affiliates to, (a) solicit, initiate or knowingly encourage (including by way of furnishing non-public information or other assistance), or take other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be likely to lead to, any Takeover Proposal, (b) participate in any discussions or negotiations regarding, or that may reasonably be likely to lead to, any Takeover Proposal, (c) enter into any agreement with respect to a Takeover Proposal (other than the Merger Agreement), (d) solicit proxies, become a “participant” in a “solicitation” or take any action to facilitate a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) with respect to any Takeover Proposal (other than the Merger Agreement), (e) initiate a stockholders’ vote or action by consent of the Company’s stockholders with respect to any Takeover Proposal (other than the Merger Agreement), or (f) except by reason of this Agreement become a member of a “group” (as such term is used in Rule 13d-5(b)(1) of the Exchange Act) with respect to any voting securities of the Company that takes any action in support of any Takeover Proposal. Notwithstanding the foregoing, in the event any payment is made that constitutes liquidated damages under to Section 5.06(d) of the Merger Agreement, such payment shall also constitute liquidated damages under this Agreement and the limitations on liability in Section 5.6(d) shall apply hereto and this provision shall be deemed void ab initio.
1.    No Agreement as Director or Officer. Notwithstanding anything herein to the contrary, the covenants and agreements set forth in this Agreement, including in Section 9 above, shall not prevent any officer, director, employee or representative of the Stockholder or its Affiliates (each a “Stockholder Representative”), (a) if the Stockholder Representative is serving on the Board of Directors of the Company or is an officer of the Company, from exercising his or her duties, obligations or rights (including, without limitation, any rights to indemnification or advancement of legal expenses and any rights to take any actions permitted by Section 4.02 of the Merger Agreement) as a director or officer of the Company or otherwise taking any action, in each case subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a director or officer of the Company, or (b) if the Stockholder Representative is serving as a trustee or fiduciary of any ERISA plan or trust, from exercising his or her duties and obligations as a trustee or fiduciary of such ERISA plan or trust.
2.    Specific Enforcement. The parties hereto agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached and that monetary damages, even if available, or other legal remedies would not be an adequate remedy for any such damages. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in any competent jurisdiction, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.
3.    Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 8.02 of the Merger Agreement and to the Stockholder at its address set forth on Schedule 1 attached hereto (or at such other address for a party as shall be specified by like notice). The Stockholder shall be required to give Parent prompt (and in any event within 48 hours) written notice of any breaches of any representation, warranty, covenant or agreement of the Stockholder set forth in this Agreement that would prevent or delay the performance by the Stockholder of his, her or its obligations under this Agreement in any material respect.
4.    Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
5.    Binding Effect and Assignment. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be. Neither this Agreement nor any rights or obligations hereunder may be assigned by any party hereto without the prior written consent of the other party hereto; provided, however, that, notwithstanding the foregoing, Parent may assign its rights and obligations under this Agreement to any Subsidiary or Affiliate.
6.    No Waivers. No waivers of any breach of this Agreement extended by Parent to the Stockholder shall be construed as a waiver of any rights or remedies of Parent with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of the Stockholder or any other such stockholder of the Company. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.
7.    Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its rules of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of (i) the Court of Chancery of the State of Delaware and (ii) the United States District Court located in the State of Delaware. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement in (i) the Court of Chancery of the State of Delaware or (ii) if such Court of Chancery lacks jurisdiction, the United States District Court located in the State of Delaware and waives any claim that such suit or proceeding has been brought in an inconvenient forum. Each of the parties hereto agrees that a final and unappealable judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment in any jurisdiction within or outside the United States or in any other manner provided in Law or in equity.
8.    Waiver of Jury Trial. The parties hereto hereby waive any right to trial by jury with respect to any action or proceeding related to or arising out of this Agreement, any document executed in connection herewith and the matters contemplated hereby and thereby.
9.    No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of the Company has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s certificate of incorporation and bylaws, the transactions contemplated by the Merger Agreement and this Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.
10.    Entire Agreement; Amendment. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.
11.    Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.
12.    Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.
[Signature page follows]

IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.
CIENA CORPORATION
By:
Name:
Title:

[STOCKHOLDER]
By:
Name:
Title:

SCHEDULE 1

Stockholder & Address	Shares, Warrants, Options, RSUs and Convertible Notes